Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of WPT Enterprises, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended January 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Lipscomb, Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oakley Act of 2002 (18 U.S.C. § 1350), that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 8, 2006	/s/ Steven Lipscomb

Steven Lipscomb
Founder, Chief Executive
Officer and President